UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2008 (Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(d) On July 22, 2008, Mr. Jitendra N. Doshi provided registrant with a notice of resignation from the Company’s Board of Directors, effective as of such date. On July 22, 2008, registrant’s Board of Directors appointed Gurpartap Singh Sachdeva as a Director to fill the vacancy created by Mr. Doshi’s resignation and to serve the remainder of Mr. Doshi’s term expiring at registrant’s 2009 annual meeting of shareholders and the election and qualification of his successor.

The full text of the press release issued in connection with the appointment of Mr. Singh and the resignation of Mr. Doshi as a Director is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

c)	Exhibits
Exhibit No.	Description
99.1	Press Release Issued on July 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date:	July 23, 2008	By:	/s/ Daniel H. Movens
Daniel H. Movens Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release Issued on July 23. 2008